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                                                                      EXHIBIT 24
                               POWERS OF ATTORNEY
                               ------------------

                               OLYMPIC STEEL, INC.
                               -------------------

         KNOW ALL MEN BY THESE PRESENTS, that OLYMPIC STEEL, INC., an Ohio corporation, and each person whose name is signed below hereby constitute and appoint Michael D. Siegal, R. Louis Schneeberger and Richard T. Marabito their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Olympic Steel, Inc. and the undersigned Directors and officers of Olympic Steel, Inc., and each of such Directors and officers, to sign Olympic Steel, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, any or all amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorneys-in-fact and agents or their substitute or substitutes may do or cause to be done by virtue hereof.

         This Power of Attorney of Olympic Steel, Inc., and the Directors and officers of Olympic Steel, Inc. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio this 12th day of March, 1999.

                                                     OLYMPIC STEEL, INC.

                                     By: /s/ R. Louis Schneeberger
                                         ---------------------------------------
                                         R. Louis Schneeberger,
                                         Chief Financial Officer

DIRECTORS AND OFFICERS:

/s/ Martin H. Elrad                  /s/ R. Louis Schneeberger
-----------------------------        -------------------------------------------
Martin H. Elrad, Director            R. Louis Schneeberger,
                                     Chief Financial Officer and Director

/s/ Thomas M. Forman                 /s/ Michael D. Siegal
-----------------------------        -------------------------------------------
Thomas M. Forman, Director           Michael D. Siegal, President, Chief
                                     Executive Officer and Chairman of the Board

/s/ Suren A. Hovsepian               /s/ David A. Wolfort
-----------------------------        -------------------------------------------
Suren A. Hovsepian,                  David A. Wolfort,
Consultant and Director              Chief Operating Officer and Director

/s/ Betsy S. Atkins                  /s/ Richard T. Marabito
-----------------------------        -------------------------------------------
Betsy S. Atkins, Director            Richard T. Marabito, Treasurer
                                     and Corporate Controller
                                     (Principal Accounting Officer)